                                                                     EXHIBIT 8.1

CONTROLLING COMPANY
PARENT COMPANY

Fiat S.p.A.                                              Italy

SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS

AUTOMOBILES
Fiat Auto Holdings B.V.                                  Netherlands
Banco Fidis de Investimento SA                           Brazil
B.D.C. S.A.                                              Belgium
FAL Fleet Services S.A.S.                                France
Fiat Auto Argentina S.A.                                 Argentina
Fiat Auto (Belgio) S.A.                                  Belgium
Fiat Auto Contracts Ltd                                  United Kingdom
Fiat Auto Dealer Financing SA                            Belgium
Fiat Auto Espana S.A.                                    Spain
Fiat Auto Financial Services Limited                     United Kingdom
Fiat Auto Financial Services (Wholesale) Ltd.            United Kingdom
Fiat Auto (France) S.A.                                  France
Fiat Auto Hellas S.A.                                    Greece
Fiat Auto (Ireland) Ltd.                                 Ireland
Fiat Auto Japan K.K.                                     Japan
Fiat Auto Kreditbank GmbH                                Austria
Fiat Auto Lease N.V.                                     Netherlands
Fiat Auto Maroc S.A.                                     Morocco
Fiat Auto Nederland B.V.                                 Netherlands
Fiat Auto Poland S.A.                                    Poland
Fiat Auto Portuguesa S.A.                                Portugal
Fiat Auto South Africa (Proprietary) Ltd                 South Africa
Fiat Auto S.p.A.                                         Italy
Fiat Auto (Suisse) S.A.                                  Switzerland
Fiat Auto (U.K.) Ltd                                     United Kingdom
Fiat Auto Var S.r.l. a S.U.                              Italy
Fiat Automobil AG                                        Germany
Fiat Automobil GmbH                                      Austria
Fiat Automobil Vertriebs GmbH                            Germany
Fiat Automobiler Danmark A/S                             Denmark
Fiat Automoveis S.A. - FIASA                             Brazil
Fiat Center Italia S.p.A.                                Italy
Fiat Center (Suisse) S.A.                                Switzerland
Fiat CR Spol. S.R.O.                                     Czech Republic
Fiat Credit Belgio S.A.                                  Belgium
Fiat Credito Compania Financiera S.A.                    Argentina
Fiat Distribuidora Portugal S.A.                         Portugal
Fiat Finance Holding S.A.                                Luxembourg
Fiat Finance Netherlands B.V.                            Netherlands
Fiat Handlerservice GmbH                                 Germany
Fiat India Automobiles Private Limited                   India
Fiat India Private Ltd.                                  India
Fiat Magyarorszag Kereskedelmi KFT.                      Hungary
Fiat Motor Sales Ltd                                     United Kingdom
Fiat SR Spol. SR.O.                                      Slovak Republic
Fiat Versicherungsdienst GmbH                            Germany

Fidis Credit Danmark A/S                                 Denmark
Fidis Dealer Services B.V.                               Netherlands
Fidis Faktoring Polska Sp. z o.o.                        Poland
Fidis Finance Polska Sp. z o.o.                          Poland
Fidis Hungary KFT                                        Hungary
Fidis Renting Italia S.p.A.                              Italy
Fidis S.p.A.                                             Italy
Finplus Renting S.A.                                     Spain
Inmap 2000 Espana S.L.                                   Spain
International Metropolitan Automotive Promotion
 (France) S.A.                                           France
Italian Automotive Center S.A.                           Belgium
Sata-Societa Automobilistica Tecnologie
  Avanzate S.p.A.                                        Italy
Savarent Societa per Azioni                              Italy
Sofice-Societe de Financement des
  Concessionaires s.a.s.                                 France
Tarfin S.A.                                              Switzerland
Targa Assistance S.r.l.                                  Italy
Targa Automotive S.p.A.                                  Italy
Targa Infomobility S.p.A.                                Italy
Targa Rent S.r.l.                                        Italy
Targasys Espana S.L.                                     Spain
Targasys Stock E.F.C. S.A.                               Spain

AGRICULTURAL AND CONSTRUCTION EQUIPMENT
CNH Global N.V.                                          Netherlands
Austoft Industries Limited                               Australia
Banco CNH Capital S.A.                                   Brazil
Bli Group Inc.                                           U.S.A.
Blue Leaf I.P. Inc.                                      U.S.A.
Case Brasil & CIA. LTDA.                                 Brazil
Case Brazil Holdings Inc.                                U.S.A.
Case Canada Receivables Inc.                             Canada
Case Credit Australia Investments Pty. Ltd.              Australia
Case Credit Corporation                                  U.S.A.
Case Credit Holdings Limited                             U.S.A.
Case Credit Ltd.                                         Canada
Case Equipment Holdings Limited                          U.S.A.
Case Equipment International Corporation                 U.S.A.
Case Europe S.a.r.l.                                     France
Case Harvesting Systems GmbH                             Germany
Case India Limited                                       U.S.A.
Case International Limited                               United Kingdom
Case International Marketing Inc.                        U.S.A.
Case LBX Holdings Inc.                                   U.S.A.
Case LLC                                                 U.S.A.
Case Machinery (Shanghai) Co. Ltd.                       People's Rep.of China
Case Mexico S.A.                                         Mexico
Case New Holland Inc.                                    U.S.A.
Case New Holland Italia s.p.a.                           Italy
Case United Kingdom Limited                              United Kingdom
Case Wholesale Receivables Inc.                          U.S.A.
CNH Argentina S.A.                                       Argentina
CNH Australia Pty Limited                                Australia
CNH Belgium N.V.                                         Belgium

CNH Canada Ltd.                                          Canada
CNH Capital Australia Pty. Ltd.                          Australia
CNH Capital Benelux S.A.                                 Belgium
CNH Capital Corporation                                  U.S.A.
CNH Capital (Europe) plc                                 Ireland
CNH Capital Insurance Agency Inc.                        U.S.A.
CNH Capital plc                                          Ireland
CNH Capital Receivables Inc.                             U.S.A.
CNH Capital U.K. Ltd                                     United Kingdom
CNH Danmark A/S                                          Denmark
CNH Deutschland GmbH                                     Germany
CNH Engine Corporation                                   U.S.A.
CNH Financial Services A/S                               Denmark
CNH Financial Services GmbH                              Germany
CNH Financial Services S.A.                              France
CNH Financial Services S.r.l.                            Italy
CNH France S.A.                                          France
CNH Information Technology Company LLC                   U.S.A.
CNH International S.A.                                   Luxembourg
CNH Latino Americana Ltda                                Brazil
CNH Maquinaria Spain S.A.                                Spain
CNH Movimento Terra S.p.A.                               Italy
CNH Osterreich GmbH                                      Austria
CNH Polska Sp. z o.o.                                    Poland
CNH Portugal-Comercio de Tractores e Maquinas
  Agricolas Ltda                                         Portugal
CNH Receivables Inc.                                     U.S.A.
CNH Servicos Tecnicos e Desenvolvimento de
  Negocios Ltda                                          Brazil
CNH Trade N.V.                                           Netherlands
CNH U.K. Limited                                         United Kingdom
CNH Wholesale Receivables Inc.                           U.S.A.
Fiat Kobelco Construction Machinery S.p.A.               Italy
Fiatallis North America Inc.                             U.S.A.
Fiat-Kobelco Construction Machinery Belgium SA           Belgium
Flexi-Coil (U.K.) Limited                                United Kingdom
Harbin New Holland Tractors Co., Ltd.                    People's Rep.of China
HFI Holdings Inc.                                        U.S.A.
JV Uzcaseagroleasing LLC                                 Uzbekistan
JV UzCaseMash LLC                                        Uzbekistan
JV UzCaseService LLC                                     Uzbekistan
JV UzCaseTractor LLC                                     Uzbekistan
Kobelco Construction Machinery America LLC               U.S.A.
Kobelco Construction Machinery Europe BV                 Netherlands
MBA AG, Baumaschinen                                     Switzerland
Multi Rental Locacao de Maquinas Ltda.                   Brazil
New Holland Australia Pty. Limited                       Australia
New Holland (Canada) Credit Company                      Canada
New Holland (Canada) Credit Holding Ltd. in liq.         Canada
New Holland Canada Ltd.                                  Canada
New Holland Credit Australia Pty Limited                 Australia
New Holland Credit Company LLC                           U.S.A.
New Holland Excavator Holdings LLC                       U.S.A.
New Holland Financial Services Ltd                       United Kingdom
New Holland Holding Limited                              United Kingdom

New Holland Holdings Argentina S.A.                      Argentina
New Holland Ltd                                          United Kingdom
New Holland Mauritius (Private) Ltd.                     Mauritius
New Holland North America Inc.                           U.S.A.
New Holland Receivables Corporation                      U.S.A.
New Holland Retail Receivables Corporation I             U.S.A.
New Holland Retail Receivables Corporation II            U.S.A.
New Holland Tractor Ltd. N.V.                            Belgium
New Holland Tractors (India) Private Ltd                 India
O & K - Hilfe GmbH                                       Germany
O & K Orenstein & Koppel GmbH                            Germany
Olaf Poulsen A/S                                         Denmark
Pryor Foundry Inc.                                       U.S.A.
Receivables Credit Corporation                           Canada
Receivables Credit II Corporation                        Canada
Receivables Credit III Corporation                       Canada
RosCaseMash                                              Russia
Servicios Case Mexicana S.A. de C.V.                     Mexico
Shanghai New Holland Agricultural Machinery Corporation
  Limited                                                People's Rep.of China

COMMERCIAL VEHICLES
Iveco S.p.A.                                             Italy
Amce-Automotive Manufacturing Co.Ethiopia                Ethiopia
Astra Veicoli Industriali S.p.A.                         Italy
Brandschutztechnik Gorlitz GmbH                          Germany
C.A.M.I.V.A. Constructeurs Associes de Materiels S.A.    France
Componentes Mecanicos S.A.                               Spain
Effe Grundbesitz GmbH                                    Germany
Euromoteurs S.A.                                         France
European Engine Alliance S.c.r.l.                        Italy
Heuliez Bus S.A.                                         France
IAV-Industrie-Anlagen-Verpachtung GmbH                   Germany
Ikarus Egyedi Autobusz GY                                Hungary
Ikarusbus Jamugyarto RT                                  Hungary
Industrial Vehicles Center Hainaut S.A.                  Belgium
Irisbus Australia Pty. Ltd.                              Australia
Irisbus Deutschland GmbH                                 Germany
Irisbus France S.A.                                      France
Irisbus Holding S.L.                                     Spain
Irisbus Iberica S.L.                                     Spain
Irisbus Italia S.p.A.                                    Italy
Irisbus (U.K.) Ltd                                       United Kingdom
IVC Brabant N.V. S.A.                                    Belgium
IVC Nutzfahrzeuge AG                                     Switzerland
IVC Vehicules Industriels S.A.                           Switzerland
IVC-Salzburg Nutzfahrzeughandel GmbH                     Austria
IVC-Wien Nutzfahrzeughandel GmbH                         Austria
Iveco Argentina S.A.                                     Argentina
Iveco Austria GmbH                                       Austria
Iveco Bayern GmbH                                        Germany
Iveco Danmark A/S                                        Denmark
Iveco Eurofire (Holding) GmbH                            Germany
Iveco Fiat Brasil Ltda                                   Brazil

Iveco Finance AG                                         Switzerland
Iveco Finance GmbH                                       Germany
Iveco Finance Limited                                    United Kingdom
Iveco Finanziaria S.p.A.                                 Italy
Iveco Finland OY                                         Finland
Iveco France S.A.                                        France
Iveco International Trade Finance S.A.                   Switzerland
Iveco Investitions GmbH                                  Germany
Iveco Latin America Ltda                                 Brazil
Iveco Lease GmbH                                         Germany
Iveco Limited                                            United Kingdom
Iveco Lorraine S.a.s.                                    France
Iveco Magirus AG                                         Germany
Iveco Magirus Brandschutztechnik GmbH                    Germany
Iveco Mezzi Speciali S.p.A.                              Italy
Iveco Motorenforschung AG                                Switzerland
Iveco Motors of North America Inc.                       U.S.A.
Iveco Nederland B.V.                                     Netherlands
Iveco Nord Nutzfahrzeuge GmbH                            Germany
Iveco Nord-Ost Nutzfahrzeuge GmbH                        Germany
Iveco Norge A.S.                                         Norway
Iveco Nutzfahrzeuge GmbH Hannover Braunschweig           Germany
Iveco Nutzfahrzeuge Nord-West GmbH                       Germany
Iveco Otomotiv Ticaret A.S.                              Turkey
Iveco Participations S.A.                                France
Iveco Pegaso S.L.                                        Spain
Iveco Pension Trustee Ltd                                United Kingdom
Iveco Plan S.A. de Ahorro para fines determinados        Argentina
Iveco Poland Ltd.                                        Poland
Iveco Portugal-Comercio de Veiculos Industriais S.A.     Portugal
Iveco (Schweiz) AG                                       Switzerland
Iveco South Africa (Pty) Ltd.                            South Africa
Iveco Sud-West Nutzfahrzeuge GmbH                        Germany
Iveco Sweden A.B.                                        Sweden
Iveco Trucks Australia Limited                           Australia
Iveco (UK) Ltd                                           United Kingdom
Iveco Ukraine Inc.                                       Ukraine
Iveco Venezuela C.A.                                     Venezuela
Iveco West Nutzfahrzeuge GmbH                            Germany
Iveco-Motor Sich. Inc.                                   Ukraine
Karosa A.S.                                              Czech Republic
Karosa r.s.o.                                            Slovack Republic
Lohr-Magirus Feuerwehrtechnik GmbH                       Austria
Lyon Vehicules Industriels S.A.S.                        France
Mediterranea de Camiones S.L.                            Spain
Officine Brennero S.p.A.                                 Italy
Rhein-Main Nutzfahrzeuge GmbH Reichold, Franz
  Kahl & Partners                                        Germany
S.A. Iveco Belgium N.V.                                  Belgium
S.C.I. La Mediterraneenne                                France
Seddon Atkinson Spares & Service Limited                 United Kingdom
Seddon Atkinson Vehicles Ltd                             United Kingdom
Sicca S.p.A.                                             Italy
S.I.M.I.S.-Societe Industrielle pour le Materiels
  d'Incendie et de Securite S.A.                         France

Societe Charolaise de Participations S.A.                France
Societe d`Assistance Tecnique
  Automobile S.A.T.A.U. S.A.                             France
Societe de Diffusion de Vehicules
  Industriels-SDVI S.A.S.                                France
Stevi-Societe Stephanoise de Vehicules
  Industriels S.A.S.                                     France
Transolver Finance S.A.                                  France
Transolver Operational Services Limited                  United Kingdom
Transolver Service S.A.                                  Spain
Transolver Service S.p.A.                                Italy
Transolver Services GmbH                                 Germany
Transolver Services S.A.                                 France
Trucksure Services Ltd                                   United Kingdom
Utilitaries & Vehicules Industriels
  Franciliens-UVIF SAS                                   France
Zona Franca Alari Sepauto S.A.                           Spain
2 H Energy S.A.S.                                        France

FERRARI - MASERATI
Ferrari S.p.A.                                           Italy
Ferrari Deutschland GmbH                                 Germany
Ferrari International S.A.                               Luxembourg
Ferrari N.America Inc.                                   U.S.A.
Ferrari San Francisco Inc.                               U.S.A.
Ferrari (Suisse) SA                                      Switzerland
GSA-Gestions Sportives Automobiles S.A.                  Switzerland
Maserati North America Inc.                              U.S.A.
Maserati S.p.A.                                          Italy
Societe Francaise de Participations
  Ferrari - S.F.P.F. S.A.R.L.                            France

COMPONENTS
Magneti Marelli Holding S.p.A.                           Italy
Automotive Lighting Brotterode GmbH                      Germany
Automotive Lighting Corporation                          U.S.A.
Automotive Lighting Holding GmbH in liq.                 Austria
Automotive Lighting Italia S.p.A.                        Italy
Automotive Lighting o.o.o.                               Russia
Automotive Lighting Polska Sp. z o.o.                    Poland
Automotive Lighting Reutlingen GmbH                      Germany
Automotive Lighting S.R.O.                               Czech Republic
Automotive Lighting UK Limited                           United Kingdom
C.e.a. Axo Scintex S.A.                                  France
Fiat CIEI S.p.A.                                         Italy
Iluminacao Automotiva Ltda                               Brazil
Industrial Yorka de Mexico S.A. de C.V.                  Mexico
Industrial Yorka de Tepotzotlan S.A. de C.V.             Mexico
Kadron S/A                                               Brazil
Magneti Marelli After Market Limited in liq.             United Kingdom
Magneti Marelli After Market S.p.A.                      Italy
Magneti Marelli Argentina S.A.                           Argentina
Magneti Marelli Cofap Companhia Fabricadora de Pecas     Brazil
Magneti Marelli Components B.V.                          Netherlands
Magneti Marelli Conjuntos de Escape S.A.                 Argentina
Magneti Marelli Controle Motor Ltda.                     Brazil
Magneti Marelli Deutschland GmbH                         Germany
Magneti Marelli do Brasil Industria e Comercio SA        Brazil

Magneti Marelli Escapamentos Ltda                        Brazil
Magneti Marelli Exhaust Systems Polska Sp. z o.o.        Poland
Magneti Marelli France S.A.                              France
Magneti Marelli Iberica S.A.                             Spain
Magneti Marelli Motopropulsion France SAS                France
Magneti Marelli North America Inc.                       U.S.A.
Magneti Marelli Otomotiv Sistemleri Sanayi ve
  Ticaret A.S.                                           Turkey
Magneti Marelli Poland S.A.                              Poland
Magneti Marelli Powertrain GmbH                          Germany
Magneti Marelli Powertrain (Shanghai) Co. Ltd.           People's Rep. of China
Magneti Marelli Powertrain S.p.A.                        Italy
Magneti Marelli Powertrain U.S.A. Inc.                   U.S.A.
Magneti Marelli Powertrain (WUHU) Co. Ltd.               People's Rep. of China
Magneti Marelli Services S.p.A.                          Italy
Magneti Marelli Sistemi di Scarico S.p.A.                Italy
Magneti Marelli South Africa (Proprietary) Limited       South Africa
Magneti Marelli Suspension Systems Poland Sp. z o.o.     Poland
Magneti Marelli Svenska A/B in liq.                      Sweden
Magneti Marelli Tubos de Escape SL                       Spain
Magneti Marelli U.K. Limited                             United Kingdom
Malaysian Automotive Lighting SDN. BHD                   Malaysia
Midas Autoservice GmbH                                   Austria
Midas Europe S.A.M.                                      Princ. of Monaco
Midas France S.a.s.                                      France
Midas Italia S.p.A.                                      Italy
Midas Polska Sp. z o.o.                                  Poland
Midas S.A.                                               Belgium
Midas Schwiez AG                                         Switzerland
Midas Silenciador S.L.                                   Spain
Midas Spain Inc.                                         U.S.A.
MotorMust.com S.p.A. in liq.                             Italy
Sadim S.a.r.l.                                           France
Seima Italiana Deutschland GmbH                          Germany
Seima Italiana S.p.A.                                    Italy
Sistemi Sospensioni S.p.A.                               Italy
Tecnologia de Iluminacion Automotriz S.A. de C.V.        Mexico
Tutela Lubrificantes S.A.                                Brazil
Ufima S.A.S.                                             France
Yorka de Mexico S.A. de CV                               Mexico
Yorka SA - Senalizacion y Accesorios del Automovil       Spain

PRODUCTION SYSTEMS
Comau S.p.A.                                             Italy
Autodie International, Inc.                              U.S.A.
Comau Argentina S.A.                                     Argentina
Comau Australia Pty. Ltd                                 Australia
Comau Belgium N.V.                                       Belgium
Comau Deutschland GmbH                                   Germany
Comau do Brasil Industria e Comercio Ltda.               Brazil
Comau Estil Unl.                                         United Kingdom
COMAU Germann-Intec GmbH & Co. KG                        Germany
Comau India Private Limited                              India
COMAU Ingest Sverige AB                                  Sweden

Comau Pico Holdings Corporation                          U.S.A.
Comau Poland Sp. z o.o.                                  Poland
Comau Quad Precision (Pty) Ltd. in liq.                  South Africa
Comau Romania S.R.L.                                     Romania
Comau SA Body Systems (Pty) Ltd.                         South Africa
Comau SA Press Tools and Parts (Pty) Ltd.                South Africa
Comau SA Properties (Pty) Ltd.                           South Africa
Comau Sciaky S.A.                                        France
Comau Service France S.A.                                France
Comau Service Systems S.L.                               Spain
Comau Service U.K. Ltd                                   United Kingdom
Comau (Shanghai) Automotive Equipment Co. Ltd.           People's Rep. of China
Comau South Africa (Pty) Ltd.                            South Africa
Comau Systemes France S.A.                               France
Eagle Test and Assembly Co.                              U.S.A.
Estil Shrewsbury Ltd. in liq.                            United Kingdom
Geico do Brasil Ltda                                     Brazil
Geico Endustriyel Taahhut A.S.                           Turkey
Geico S.p.A.                                             Italy
Germann-Intec Verwaltungs GmbH                           Germany
Italtech S.p.A.                                          Italy
Mecaner S.A.                                             Spain
Novi Industries, Inc.                                    U.S.A.
Numerical Control Center, Inc. in liq.                   U.S.A.
Pico East, Inc.                                          U.S.A.
Pico Estil Control Systems Ltd.                          United Kingdom
Pico Estil Manufacturing Ltd. in liq.                    United Kingdom
Pico Europe, Inc.                                        U.S.A.
Pico Expatriate, Inc.                                    U.S.A.
Pico Iaisa S.de R.L. de C.V.                             Mexico
Pico Pitex S.de R.L. C.V.                                Mexico
Pico Resources, Inc.                                     U.S.A.
Precision.Com Corp.                                      U.S.A.
Progressive Industries Co. of Canada Ltd.                Canada
Progressive Mexico S.de R.L. de C.V.                     Mexico
Progressive Tool & Industries Company                    U.S.A.
Trebol Tepotzotlan S.de R.L. de C.V.                     Mexico
Wisne Automation & Engineering Co.                       U.S.A.
Wisne Technologies, Inc. in liq.                         U.S.A.

METALLURGICAL PRODUCTS
Teksid S.p.A.                                            Italy
Accurcast Limited                                        Canada
Fonderie du Poitou Fonte S.A.S.                          France
Funfrap-Fundicao Portuguesa S.A.                         Portugal
Jutras Die Casting Limited                               Canada
Magnesium Products of America Inc.                       U.S.A.
Magnesium Products of Italy S.r.l.                       Italy
Meridian Deutschland GmbH                                Germany
Meridian Magnesium LLC                                   U.S.A.
Meridian Magnesium N.V. in liq.                          Netherlands
Meridian Technologies Inc.                               Canada
Shanghai Meridian Magnesium Products Company Limited     People's Rep. of China

Societe Bretonne de Fonderie et de Mecanique S.A.        France
Teksid Acquisition Inc.                                  Canada
Teksid do Brasil Ltda                                    Brazil
Teksid Hierro de Mexico S.A. de C.V.                     Mexico
Teksid Inc.                                              U.S.A.
Teksid Investment N.V. in liq.                           Netherlands
Teksid Iron Poland Sp. z o.o.                            Poland
1118395 Ontario Inc.                                     Canada

SERVICES
Business Solutions S.p.A.                                Italy
Building Services S.r.l.                                 Italy
Building Support S.r.l. a socio unico                    Italy
Business Solutions Deutschland FiatGroup GmbH            Germany
Business Solutions do Brasil Ltda                        Brazil
Business Solutions France FiatGroup S.a.s.               France
Business Solutions Iberica Fiat Group SL                 Spain
Business Solutions Polska Sp. z o.o.                     Poland
Cleantecno S.r.l.                                        Italy
Cromos Consulenza e Formazione S.r.l.                    Italy
Delivery & Mail S.r.l.                                   Italy
Easy Drive S.r.l. a S.U.                                 Italy
eSPIN S.p.A.                                             Italy
Fast Buyer do Brasil Ltda                                Brazil
Fast Buyer France S.a.r.l.                               France
Fast-Buyer S.p.A.                                        Italy
Fiat Engineering France S.A.                             France
Fiat Engineering India Ltd.                              India
Fiat Engineering S.p.A.                                  Italy
Fiat GES.CO. Belgium N.V.                                Belgium
Fiat Gesco S.p.A.                                        Italy
FiatEngineering do Brasil-Comercio e Industria Ltda      Brazil
Gesco U.K. Limited                                       United Kingdom
GestioneLavoro S.p.A.                                    Italy
Global Value S.p.A.                                      Italy
H.R. Services S.p.A.                                     Italy
Individua S.p.A.                                         Italy
Ingest Facility Polska Sp. z o.o.                        Poland
Ingest Facility S.p.A.                                   Italy
Isvor Knowledge System S.p.A.                            Italy
Japigia 2000 S.r.l.                                      Italy
KeyG Consulting S.p.A.                                   Italy
La Fenice S.A.                                           Argentina
Learning Systems S.p.A.                                  Italy
Matrix S.r.l. in liquidazione                            Italy
Risk Management S.p.A.                                   Italy
Sadi Brasil Ltda.                                        Brazil
Sadi Polska-Agencja Celna Sp. z o.o.                     Poland
Scuola di Pubblica Amministrazione s.p.a.                Italy
Servizi e Attivita Doganali per l'Industria S.p.A.       Italy
Sestrieres S.p.A.                                        Italy
Sporting Club Sestrieres S.r.l.                          Italy
Telexis do Brasil Ltda.                                  Brazil

TRANSFIMA S.p.A.                                         Italy
Trantor S.r.l.                                           Italy
Worknet Formazione S.r.l.                                Italy
WorkNet societa di fornitura di lavoro
  temporaneo-per azioni                                  Italy

PUBLISHING AND COMMUNICATIONS
Itedi-Italiana Edizioni S.p.A.                           Italy
Editrice La Stampa S.p.A.                                Italy
Publikompass S.p.A.                                      Italy

MISCELLANEOUS AND HOLDING COMPANIES
Atlanet S.p.A.                                           Italy
Celt Receivables Limited                                 Ireland
Centro Ricerche Plast-Optica S.r.l.                      Italy
C.R.F. Societa Consortile per Azioni                     Italy
Deposito Avogadro S.r.l.                                 Italy
Elasis-Societa Consortile per Azioni                     Italy
Fahag Immobilien-und Finanz-Gesellschaft AG              Switzerland
Fias Fiat Administration und Service GmbH                Germany
Fiat Argentina S.A.                                      Argentina
Fiat Concord S.A.                                        Argentina
Fiat do Brasil S.A.                                      Brazil
Fiat Energia S.r.l.                                      Italy
Fiat Financas Brasil Ltda                                Brazil
Fiat Finance and Trade Ltd                               Luxembourg
Fiat Finance Canada Ltd.                                 Canada
Fiat Finance France S.N.C.                               France
Fiat Finance Luxembourg S.A.                             Luxembourg
Fiat Finance North America Inc.                          U.S.A.
Fiat France S.A.                                         France
Fiat Ges.co France (GEIE)                                France
Fiat Gesco UK Limited in liq.                            United Kingdom
Fiat Ge.Va. S.p.A.                                       Italy
Fiat Gra.De EEIG                                         United Kingdom
Fiat Iberica S.A.                                        Spain
Fiat Information & Communication Services S.r.l.         Italy
Fiat International S.p.A.                                Italy
Fiat Netherlands Holding N.V.                            Netherlands
Fiat Partecipazioni S.p.A.                               Italy
Fiat Polska Sp. z o.o.                                   Poland
Fiat Servizi per l'Industria S.c.p.a.                    Italy
Fiat Servizi S.A.                                        Switzerland
Fiat United Kingdom Limited                              United Kingdom
Fiat U.S.A. Inc.                                         U.S.A.
Fiat-Revisione Interna e Ispettorato S.c.r.l.            Italy
IHF-Internazionale Holding Fiat S.A.                     Switzerland
Intermap (Nederland) B.V.                                Netherlands
Isvor Dealernet S.r.l.                                   Italy
Isvor Fiat Societa consortile di sviluppo e
  addestramento industriale per Azioni                   Italy
La Stampa Europe SAS                                     France
Neptunia Assicurazioni Marittime S.A.                    Switzerland
New Business Quattordici S.p.A.                          Italy
Palazzo Grassi S.p.A.                                    Italy

Pharos S.r.l.                                            Italy
Rimaco S.A.                                              Switzerland
Sisport Fiat Societa per Azioni-SF                       Italy

SUBSIDIARIES VALUED BY THE EQUITY METHOD

AUTOMOBILES
Alfa Romeo Inc.                                          U.S.A.
Alfa Romeo Motors Ltd.                                   Thailand
Andalcar Motor S.L.                                      Spain
Auto Italia Erfurt GmbH in liquidazione                  Germany
BDC SA & Co.                                             Belgium
Copada S.A.S.                                            France
F.A. Austria Commerz GmbH                                Austria
Fiat Auto Egypt Industrial Company SAE                   Egypt
Fiat Auto Egypt S.A.E.                                   Egypt
Fiat Auto S.A. de Ahorro para Fines Determinados         Argentina
Fiat Auto Thailand Pvt. Ltd.                             Thailand
Fiat Automoviles Venezuela C.A.                          Venezuela
Italcar SA                                               Morocco
Leasys S.p.A.                                            Italy
Multipoint Sevilla S.A.                                  Spain
SA France Auto                                           France
SA France Auto Roubaix                                   France
Saigarage S.p.A. in liq.                                 Italy
Sirio Polska Sp. z o.o.                                  Poland
Zao Nizhegorod Motors                                    Russia

AGRICULTURAL AND CONSTRUCTION EQUIPMENT
Challenger New Holland Ltd.                              Canada
Farmers New Holland Inc.                                 U.S.A.
First State New Holland Inc.                             U.S.A.
Garden City New Holland Inc.                             U.S.A.
La Grande New Holland Inc.                               U.S.A.
Medicine Hat New Holland Ltd.                            Canada
Memphis New Holland Inc.                                 U.S.A.
Northside New Holland Inc.                               U.S.A.
Pensacola Tractor & Equipment  Inc.                      U.S.A.
Redwood Equipment Inc.                                   U.S.A.
Ridgeview New Holland Inc.                               U.S.A.
St. Catharines New Holland Ltd.                          Canada
Sunrise Tractor & Equipment Inc.                         U.S.A.
Tallahassee New Holland Inc.                             U.S.A.
Topeka New Holland Inc.                                  U.S.A.
Tri-County New Holland Inc.                              U.S.A.

COMMERCIAL VEHICLES
Altra S.p.A.                                             Italy
F. Pegaso S.A.                                           Spain
Financiere Pegaso France S.A.                            France
Iveco S.P.R.L.                                           Congo (Dem. Rep. Congo)

COMPONENTS

Cofap Companhia Fabricadora de Pecas LTDA                  Brazil
Seima Italiana Auto Svet                                   Russia
Seima Italiana Russia                                      Russia

METALLURGICAL PRODUCTS
Compania Industrial Frontera S.A. de C.V.                  Mexico
Teksid of India Private Limited Company                    India

SERVICES
FiatEngineering Polska Sp. z o.o.                          Poland

MISCELLANEOUS AND HOLDING COMPANIES
Banca Unione di Credito (Cayman) Ltd                       Cayman Islands
BUC - Banca Unione di Credito                              Switzerland
Business Solutions FiatGroup USA Inc.                      U.S.A.
Centro Studi sui Sistemi di Trasporto-CSST S.p.A.          Italy
European Engine Alliance EEIG                              United Kingdom
Fiat Deutschland GmbH                                      Germany
Fiat Geva Europe Ltd. in liq.                              Ireland
Fiat Russia OOO                                            Russia
Luganova S.A.                                              Switzerland
New Business 7 S.p.A.                                      Italy
New Business 8 S.p.A.                                      Italy
Norfinance & Associes S.A.                                 Switzerland
Norfinance Gestion (Ticino) S.A.                           Switzerland
SGR-Sociedad para la Gestion de Riesgos S.A.               Argentina
Sistemi Ambientali S.p.A. in liq.                          Italy

SUBSIDIARIES VALUED AT COST

AUTOMOBILES
Fiat Auto de Mexico Sociedad Anonima de Capital
  Variable (S.A. de C.V.) in liq.                          Mexico
Fiat Auto Espana Marketing Instituto Agrupacion de
  Interes Economico                                        Spain
Fiat Auto Marketing Institute (Portugal) ACE               Portugal
Nuove Iniziative Finanziarie 2 S.r.l.                      Italy
Powertrain India Pvt. Ltd.                                 India
Pro-Car LLC                                                Russia

AGRICULTURAL AND CONSTRUCTION EQUIPMENT
Consorzio Fiat-Kobelco Isvor Dealernet Rete in
  liquidazione                                             Italy
David Brown Tractors (Ireland) Ltd.                        Ireland
Fermec North America Inc.                                  U.S.A.
International Harvester Company                            U.S.A.
J.I. Case Company Limited                                  United Kingdom
New Holland Superannuation Pty. Ltd.                       Australia

COMMERCIAL VEHICLES
Consorzio per la Formazione Commerciale Iveco-Coforma      Italy
Gestrans S.A.                                              France
Ikarus Trade Kft.                                          Hungary
IkarusBus Trejd KFT in liq.                                Russia
Iran Magirus-Deutz                                         Iran
Irisbus Benelux Ltd.                                       Luxembourg

Irisbus North America Limited Liability Company           U.S.A.
Iveco Colombia Ltda.                                      Colombia
Iveco Defence Vehicles S.p.A.                             Italy
M.R. Fire Fighting International S.A.                     Romania
Sivi S.p.A. in liquidazione                               Italy

COMPONENTS
Automotive Lighting Japan K.K.                            Japan
Magneti Marelli Auto Pecas Ltda.                          Brazil
Magneti Marelli Automotive Components (India) Limited     India
Magneti Marelli Pecas de Reposicao Ltda                   Brazil
Rien E.U.R.L.  in liq.                                    France
Yorka Northamerica Corp.                                  U.S.A.

PRODUCTION SYSTEMS
Comau Russia OOO                                          Russia
Comau (Shanghai) International Trading Co. Ltd.           People's Rep. of China
Comau U.K. Limited                                        United Kingdom
Synesis                                                   Italy

SERVICES
C.O.AV. Citta Ospedaliera Avellino S.c. a r.l.            Italy
Consorzio Co.Ge.Av. in liquidazione                       Italy
Consorzio Infatecno                                       Italy
CONSORZIO SERMAGEST - Servizi Manutentivi Gestionali      Italy
Fast Buyer Middle East A.S.                               Turkey
Gestione Servizi Territoriali S.r.l.                      Italy
Immobiliare F.E. S.r.l. a Socio Unico                     Italy
Transfima Gruppo Europeo di Interesse Economico           Italy

MISCELLANEOUS AND HOLDING COMPANIES
Centro.com S.r.l. a S.U.                                  Italy
Consorzio "Sirio" per la Sicurezza Industriale            Italy
Fiat Common Investment Fund Limited                       United Kingdom
Fiat Oriente S.A.E. in liq.                               Egypt
Fides Corretagens de Securos Ltda                         Brazil
Immobilier 92 SAS                                         France
ISVOR DILTS Leadership Systems Inc.                       U.S.A.
Isvor Fiat India Private Ltd. in liq.                     India
Komdix SAS                                                France
Luto Servizi S.A. in liquidazione                         Switzerland
New Business Sei S.r.l.                                   Italy
Nuova Immobiliare Cinque S.r.l.                           Italy
Nuova Immobiliare Quattro S.r.l.                          Italy
Nuova Immobiliare Tre S.r.l.                              Italy
Nuove Iniziative Finanziarie 3 S.r.l.                     Italy
Orione-Consorzio Industriale per la Sicurezza e
  la Vigilanza                                            Italy
Overseas Union Bank and Trust (Bahamas) Ltd. in
  liquidazione                                            Bahamas
Sacafet in liq.                                           Ethiopia

ASSOCIATED COMPANIES VALUED BY THE EQUITY METHOD
AUTOMOBILES

Fiat-GM Powertrain B.V.                                   Netherlands
Fidis Bank G.m.b.H.                                       Austria
Fidis Retail Italia S.p.A.                                Italy
GM-Fiat Worldwide Purchasing B.V.                         Netherlands
IN ACTION S.r.l.                                          Italy
Jiangsu Nanya Auto Co. Ltd.                               People's Rep. of China
Societa di Commercializzazione e Distribuzione
  Ricambi S.p.A.                                          Italy
Societa Europea Veicoli Leggeri-Sevel S.p.A.              Italy
Societe Europeenne de Vehicules Legers du Nord-Sevelnord
  Societe Anonyme                                         France
Somaca-Societe Marocaine Construction Automobiles S.A.    Morocco
Targa Trafficmaster S.p.A.                                Italy
Targasys S.r.l.                                           Italy
Tofas-Turk Otomobil Fabrikasi Tofas A.S.                  Turkey
Toro Targa Assicurazioni S.p.A.                           Italy

AGRICULTURAL AND CONSTRUCTION EQUIPMENT
Al-Ghazi Tractors Ltd                                     Pakistan
CNH Capital Europe S.A.S.                                 France
Consolidated Diesel Company                               U.S.A.
Employers Health Initiatives LLC                          U.S.A.
GQM Products LLC                                          U.S.A.
Kobelco Construction Machinery Co. Ltd.                   Japan
LBX Company LLC                                           U.S.A.
L&T Case Equipment Limited                                India
Megavolt L.P. L.L.L.P.                                    U.S.A.
New Holland de Mexico SA de CV                            Mexico
New Holland Finance Ltd                                   United Kingdom
New Holland HFT Japan Inc.                                Japan
New Holland Trakmak Traktor A.S.                          Turkey
Rathell Farm Equipment Company Inc.                       U.S.A.
Sip-Mot S.A.                                              Poland
Turk Traktor Ve Ziraat Makineleri A.S.                    Turkey

COMMERCIAL VEHICLES
Afin Leasing AG                                           Austria
GEIE V.IV.RE                                              France
Haveco Automotive Transmission Co. Ltd.                   People's Rep. of China
Iveco Uralaz Ltd.                                         Russia
Machen-Iveco Holding S.A.                                 Luxembourg
Naveco Ltd.                                               People's Rep. of China
Otoyol Pazarlama A.S.                                     Turkey
Otoyol Sanayi A.S.                                        Turkey
Transolver Finance Establecimiento Financiero de
  Credito S.A.                                            Spain
V.IVE.RE Gruppo Europeo di Interesse Economico            Italy

COMPONENTS
Mako Elektrik Sanay Ve Ticaret A.S.                       Turkey

PRODUCTION SYSTEMS
Gerbi & Sciaky s.a.s.                                     France
Gonzales Production Systems Inc.                          U.S.A.
G.P. Properties I L.L.C.                                  U.S.A.

METALLURGICAL PRODUCTS
Hua Dong Teksid Automotive Foundry Co. Ltd.               People's Rep. of China
Nanjing Teksid Iron Foundry Co. Ltd.                      People's Rep. of China

SERVICES
Global Value Services S.p.A.                              Italy
Global Value Solucoes Ltda                                Brazil
Global Value Solutions S.p.A.                             Italy
Servizio Titoli S.r.l.                                    Italy
S.I.NO.DO. - Sistema Informativo Normativa
  Doganale in liq.                                        Italy

PUBLISHING AND COMMUNICATIONS
Editalia S.r.l.                                           Italy
Editoriale Corriere Romagna S.r.l.                        Italy
Edizioni Dost S.r.l.                                      Italy
Societa Editrice Mercantile S.r.l.                        Italy

MISCELLANEOUS AND HOLDING COMPANIES
IPI S.p.A.                                                Italy
Italenergia Bis S.p.A.                                    Italy
Livingstone Motor Assemblers Ltd.                         Zambia
Rizzoli Corriere della Sera MediaGroup S.p.A.             Italy
Rubattino 87 S.r.l.                                       Italy

ASSOCIATED COMPANIES VALUED AT COST

AUTOMOBILES
Car City Club S.r.l.                                      Italy
Consorzio per la Reindustrializzazione dell'area di
  Arese S.c.r.l.                                          Italy
Fabrication Automobiles de Tiaret SpA                     Algeria
G.E.I.E. Gisevel                                          France
G.E.I.E.-Sevelind                                         France
N. Technology S.p.A.                                      Italy

COMMERCIAL VEHICLES
Atlas Vehicules Industriels S.A.                          Morocco
CBC-Iveco Ltd.                                            People's Rep. of China
Consorzio Iveco Fiat-Oto Melara                           Italy
Elettronica Trasporti Commerciali S.r.l.
  (Eltrac S.r.l.)                                         Italy
Sotra S.A.                                                Ivory Coast
Zastava-Kamioni D.O.O.                                    Yugoslavia

FERRARI AND MASERATI
GPWC Holdings B.V.                                        Netherlands

COMPONENTS
Flexider S.p.A.                                           Italy
Gulf Carosserie India Limited                             India
Mars Seal Private Limited                                 India
Matay Otomotiv Yan Sanay Ve Ticaret A.S.                  Turkey
M.I.P.-Master Imprese Politecnico                         Italy
Parades GEIE                                              Italy

PRODUCTION SYSTEMS
Consorzio Fermag                                           Italy
Consorzio Generazione Forme-CO.GE.F.                       Italy

METALLURGICAL PRODUCTS
S.A.S.-Societa Assofond Servizi S.r.l.                     Italy
Servicios Industriales Parque Fundidores S.de r.l.
  de C.V.                                                  Mexico

SERVICES
C.I.S.A. Consorzio per Impiantistica e Servizi
  Aerospaziali                                             Italy
Coberga S.c.r.l. in liq.                                   Italy
Consorzio Brescia Val                                      Italy
Consorzio CO.RI.R.E. in liq.                               Italy
Consorzio "Dinamicity"                                     Italy
Consorzio per il Barocco in liq.                           Italy
Feic-Consorzio Imprese Lavori FFSS di Saline               Italy
Niugarit.Promocao e Desenvolvimiento de
  Actividades Industriais em Cooperacao Ltda               Portugal
Palavela Societa Consortile a Responsabilita Limitata      Italy
Parco Grande S.c.r.l.                                      Italy
Piacenza 800                                               Italy
Ravizza S.c.r.l.                                           Italy
S.I.MA.GEST2 Societa Consortile a Responsabilita
  Limitata                                                 Italy
Uffici Finanziari 2000 S.c.r.l.                            Italy

MISCELLANEOUS AND HOLDING COMPANIES
Agenzia Internazionalizzazione Imprese
  Torino S.r.l. in l.                                      Italy
Alcmena S.a.r.l.                                           Luxembourg
Ciosa S.p.A. in liq.                                       Italy
Concordia Finance S.A.                                     Luxembourg
CONFORM - Consorzio Formazione Manageriale                 Italy
Consorzio Fiat Media Center                                Italy
Consorzio Oto-BPD in liq.                                  Italy
Consorzio Parco Industriale di Chivasso                    Italy
Consorzio per lo Sviluppo delle Aziende Fornitrici         Italy
Consorzio Prode                                            Italy
Consorzio Scire                                            Italy
Consorzio Scuola Superiore per l'Alta Formazione
  Universitaria Federico II                                Italy
Expo 2000 - S.p.A.                                         Italy
FMA-Consultoria e Negocios Ltda                            Brazil
Giraglia Immobiliare S.p.A.                                Italy
Interfinanziaria S.A.                                      Switzerland
Italimpianti S.p.A.                                        Italy
Italpark-Societa per Infrastrutture Ausiliarie di
 Trasporti S.p.A. in liq.                                  Italy
Le Monde Europe S.A.                                       France
Le Monde Presse S.A.                                       France
Lombard Bank Malta PLC                                     Malta
MB Venture Capital Fund I N.V.                             Netherlands
Motorcity Park S.r.l.                                      Italy
Nuova Didactica S.c. a r.l.                                Italy
Presse Europe Regions S.A.                                 France
QSF Qualita Servizi Formazione GEIE                        Italy
Tecnologie per il Calcolo Numerico-Centro Superiore di
  Formazione S.c. a r.l.                                   Italy
Zetesis S.p.A.                                             Italy

OTHER COMPANIES VALUED AT COST

AGRICULTURAL AND CONSTRUCTION EQUIPMENT
Lubelska Fabryka Maszyn Rolnicych S.A.                     Poland
Plast-Form Sp. z o.o.                                      Poland
Polagris S.A.                                              Lithuania

COMMERCIAL VEHICLES
Consorzio Bolzano Energia                                  Italy
Consorzio Spike                                            Italy
Trucks & Bus Company                                       Libya

COMPONENTS
Consorzio U.L.I.S.S.E.                                     Italy

SERVICES
Byte Software House - S.p.A.                               Italy
H.R.O. Polska Sp. z o.o.                                   Poland
Metrofiera S.c. a r.l.                                     Italy
We-Cube.Com S.p.A.                                         Italy

MISCELLANEOUS AND HOLDING COMPANIES
Ascai Servizi S.r.l.                                       Italy
Consorzio Sorore                                           Italy
Consorzio Technapoli                                       Italy
Ercole Marelli e C. S.p.A.                                 Italy
Euromedia Luxembourg One S.A.                              Luxembourg
Fin.Priv. S.r.l.                                           Italy
Gas Turbine Technologies S.p.A.                            Italy
I.M. Intermetro S.p.A.                                     Italy
IRCC-Istituto per la Ricerca e la Cura del Cancro-
  Torino S.p.A.                                            Italy
Istituto Europeo di Oncologia S.r.l.                       Italy
Kish Receivables Company                                   Ireland
Selvi & Cie S.A.                                           Switzerland
Societe Anonyme Technique Immobiliere et Financiere de
  la Sadim (S.A.T.I.F.)                                    Princ. of Monaco